UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 7, 2026, Healthcare Triangle, Inc., a Delaware corporation (the “Company”), entered into a Platform Development Agreement (the “Agreement”) with SecureKloud Technologies Limited, an Indian corporation (“SKL”), as lead contractor, and Blockedge Technologies Inc., a subsidiary of SKL (“Blockedge”), as sub-contractor. The Agreement is made effective as of March 31, 2026. The Agreement supplements and amends the Company’s master services agreements dated April 1, 2023 and January 1, 2025 (collectively, the “MSAs”), and except as expressly stated in the Agreement, the terms and conditions of the MSAs remain in full force and effect.

Pursuant to the Agreement, SKL, with the assistance of Blockedge, will design, develop, test, and deliver an integrated health advisory and care platform and related tools, including document management artificial intelligence tools, in accordance with functional specifications and a project plan. The platform and tools are intended to form part of the Company’s (together with its subsidiaries) commercial product offerings. The Company will monitor development progress periodically, and SKL and Blockedge will endeavor to incorporate comments or modifications from the Company in the development of the intellectual property rights and tools being procured under the Agreement.

The project term commenced March 31, 2026, and is expected to be completed within 12 to 15 months, but in no event later than September 30, 2027.

The Agreement provides that all intellectual property rights in and to the deliverables and tools developed under the Agreement, including enhancements and derivative works, will be owned exclusively by the Company. SKL and its subsidiaries irrevocably assign to the Company all such rights and ownership interests, and SKL and its subsidiaries, including Blockedge, will have no ongoing rights, ownership, commissions, or royalties arising out of the deployment or use of such intellectual property rights and tools developed exclusively for the Company and its subsidiaries pursuant to the Agreement. The tools are to be developed for deployment solely by the Company and its subsidiaries, primarily in North American and European markets, but the Company may deploy the tools globally without any approval or consent requirement from SKL or Blockedge.

The Agreement includes an acknowledgment regarding advances previously paid by the Company to SKL and Blockedge that were outstanding as of March 31, 2026, consisting of an advance of approximately $3.48 million to SKL and an advance of approximately $0.345 million to Blockedge. The Agreement further provides that the advances received by Blockedge are transferred to SKL and are subject to being offset against invoices to be raised by SKL. SKL will issue monthly invoices for services rendered by SKL and Blockedge, inclusive of applicable transfer pricing and applicable taxes, by the fifth working day of each month for the preceding month, and the Company will have the right to offset such invoices against the advance payments previously made, at the Company’s discretion. The Agreement also provides that the Company will not make any further payment to SKL or Blockedge for services performed under the Agreement unless and until the cumulative advance payments up to the maximum approved amount are fully offset and settled as described in the Agreement.

The parties agreed that the total budget for the project will be no more than $3.0 million, with an additional $0.2 million contingency budget, subject to amendment. Any cost overrun beyond $3.2 million (including the contingency) must be pre-approved by the Company in writing prior to being incurred, together with reasonable explanations regarding such overrun.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title
10.1	Platform Development Agreement, dated April 7, 2026, by and among Healthcare Triangle, Inc., SecureKloud Technologies Limited and Blockedge Technologies Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to the Company or its management team, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on March 31, 2025, and other reports and registration statements of the Company filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Dated: April 10, 2026	By:	/s/ David Ayanoglou
David Ayanoglou
Chief Financial Officer

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